united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

Hyliion Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38823	82-2538002
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1202 BMC Drive, Suite 100 Cedar Park, TX	78613
(Address of principal executive offices)	(Zip Code)

(833) 495-4466

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYLN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	HYLN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On October 7, 2020, Hyliion Holdings Corp., a Delaware corporation (the “Company”) (f/k/a Tortoise Acquisition Corp. (“TortoiseCorp”)), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the Transactions under Items 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders voted and approved, among other things, Proposal No. 2 – The Authorized Share Charter Proposal (“Proposal No. 2”) and Proposal No. 4 – The Additional Charter Proposal (“Proposal No. 4”), each of which is described in greater detail in the Proxy Statement. Since there were insufficient votes at the time of the Special Meeting to approve Proposal No. 3 — The Director Classification Charter Proposal (“Proposal No. 3”), as described in greater detail in the Proxy Statement, the Special Meeting was adjourned solely with respect to such proposal in order to allow additional time to solicit additional votes on the proposal. The reconvened Special Meeting (the “Reconvened Meeting”) was held on September 30, 2020. At the Reconvened Meeting, the Company’s stockholders did not approve Proposal No. 3.

The Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on October 1, 2020 includes the amendments proposed by Proposal No. 2 and Proposal No. 4. The provisions of the Amended and Restated Certificate of Incorporation of the Company proposed to be amended by Proposal No. 3 remain unchanged in the Certificate of Incorporation. On October 1, 2020, the Board approved and adopted the Amended and Restated Bylaws (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the section entitled “Description of Securities” beginning on page 202 of the Proxy Statement, which are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Transactions, on October 1, 2020, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company, and a Code of Ethics for Senior Financial Officers applicable to the Company’s principal executive officer, principal financial officer and principal accounting officer or controller or persons performing similar functions identified by the Board.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1+	Business Combination Agreement and Plan of Reorganization, dated June 18, 2020, by and among TortoiseCorp., Merger Sub and the Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on June 19, 2020).
3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated October 1, 2020 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on October 7, 2020).
3.2	Amended and Restated Bylaws of the Company, dated October 1, 2020 (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed on October 7, 2020).
4.1	Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on October 7, 2020).
4.2	Form of Warrant Certificate of the Company (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on October 7, 2020).
4.3	Warrant Agreement, dated February 27, 2019, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on March 5, 2019).
4.4	Amended and Restated Registration Rights Agreement, dated October 1, 2020, by and among TortoiseCorp and certain stockholders of TortoiseCorp (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed on October 7, 2020).
4.5	Form of Lock-Up Agreement (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed on October 7, 2020).
4.6	Lock-Up Agreement, dated October 1, 2020, by and between the Company and Thomas Healy (incorporated by reference to Exhibit 4.6 to the Current Report on Form 8-K filed on October 7, 2020).
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on June 19, 2020).
10.2	Amended and Restated Forward Purchase Agreement (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to Registration Statement on Form S-1 filed on February 15, 2019).
10.3	First Amendment to Amended and Restated Forward Purchase Agreement (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on June 19, 2020).
10.4#	Form of Indemnification Agreement by and between the Company and its directors and officers (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on October 7, 2020).
10.5#	Hyliion Holdings Corp. 2020 Equity Incentive Plan (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on October 7, 2020).
10.6#	Offer Letter, dated August 3, 2017, by and between Hyliion Inc. and Thomas Healy (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on October 7, 2020).
10.7#	Executive Employment Agreement, dated March 29, 2019, by and between Hyliion Inc. and Greg Van de Vere (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on October 7, 2020).
10.8#	Offer Letter, dated May 22, 2019, by and between Hyliion Inc. and Patrick Sexton (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on October 7, 2020).
10.9	Lease Agreement, dated February 5, 2018, by and between IGX Brushy Creek, LLC and Hyliion Inc. (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed on October 7, 2020).
16.1	Letter from WithumSmith+Brown, PC to the SEC, dated October 1, 2020 (incorporated by reference to Exhibit 16.1 to the Current Report on Form 8-K filed on October 7, 2020).

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2020

HYLIION HOLDINGS CORP.

By:	/s/ Greg Van de Vere
Greg Van de Vere
Chief Financial Officer

3